Exhibit 99.2 Q4 Results Presentation March 10, 2026 1

Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to, the information under 2026 Outlook, comments about Kohl's adequacy of capital resources, statements regarding our 2026 areas of focus and future initiatives, and statements regarding the impact of macroeconomic events and our response to such events, including tariffs. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K and Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q for the first quarter of fiscal 2025, which are expressly incorporated herein by reference and other factors as may periodically be described in the Company’s filings with the SEC. Forward- looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures This presentation contains certain financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP), including adjusted operating income, adjusted net income, adjusted diluted earnings per share, adjusted EBITDA, adjusted EBITDAR, our leverage ratio (expressed as net debt + leases / EBITDAR), free cash flow, and adjusted free cash flow. These non-GAAP financial measures are provided as additional insight into our operational performance and do not purport to be substitutes for, or superior to, operating income, net income, diluted earnings per share, total debt and lease liabilities as reported on the balance sheet, or operating cash flow as measures of operating performance or liquidity. We believe these adjusted measures are useful, as they are more representative of our core business, enhance comparability across reporting periods and to industry peers, and align with the measures used by management to evaluate the Company’s performance. We caution investors that non-GAAP measures should not be viewed in isolation and should be evaluated in addition to, and not as an alternative for, our results reported in accordance with GAAP. Because companies may use different calculation methods, these measures may not be comparable to other similarly titled measures reported by other companies. A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is included in this presentation. 2

Table of Contents Q4 2025 Results 6 2026 Outlook & Areas of Focus 12 3

“We are ending 2025 in a stronger position than we started, with important work still ahead of us. Over the past year, our efforts have been focused on resetting our foundation. This focus is intended to stabilize the business and strengthen our operational ability to build for a stronger future. In 2025, we made meaningful progress, despite our Q4 topline coming in softer than our expectations. We were able to manage the business with discipline, deliver improved earnings, and generate meaningful cash flow, all of which helped us strengthen our balance sheet. “In 2026, we are committed to further strengthening our foundation by addressing operational opportunities, building on our strengths, and modernizing our processes. We are confident that the work we are investing in now is essential for Kohl’s long-term benefit.” CHIEF EXECUTIVE OFFICER 4

Kohl's is building on a solid foundation Convenient Nationwide Great Product from Top Brands Omni-Channel Reach 1,153 Stores Largest department store 80% (1) chain in America of Americans live within 15 miles of a Kohl’s store 20M+ Delivering Great Value Active App Users 1,100+ (1) Sephora @ Kohl’s 60M+ 30M+ Customers Loyalty 29% Members Digital Penetration All figures as of 2025 unless otherwise noted. 5

Q4 2025 RESULTS 6

Q4 2025 Results Key Financial Results • Q4 Net Sales declined (3.9%) versus Q4 2024 and Comparable Sales decreased (2.8%) • Gross Margin expanded by 25 basis points versus last year driven by strong inventory management which resulted in lower clearance markdowns and was partially offset by increased cost of shipping as our digital penetration increased 220 basis points for the quarter • SG&A expense declined (4.9%) to last year from tightly managed spending in stores, marketing, and fulfillment. Additional benefit from credit related expense shifting into Other Revenue. • Operating Income of $212 million and Net Income of $125 million or $1.07 Earnings Per Diluted Share 7 7

Q4 & Holiday Takeaways We needed to offer breakthrough value during We have an opportunity key holiday shopping periods to better execute our to drive more excitement for Fall Seasonal business customers to choose Kohl's • We can improve our inventory depth • We lost competitive ground during and allocation of our seasonal high-traffic shopping windows products, particularly in our small including Black Friday, Cyber Monday, format stores and the week following Christmas • We saw positive growth in our year- • Customers are more value conscious round offerings which were not and we need to better align our impacted by allocation issues promotional statements to align to their needs and priorities • After implementing changes to our supply chain and planning processes, • Consistent and differentiated value our Spring Seasonal business has messaging across marketing, in stores, started Q1 strong and online will be a catalyst to improve our performance throughout the year 8

(4.9%) Q4 2025 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Leveraged 23 bps vs Q4 2024 Increased 25 bps vs Q4 2024 33.1% $1,539M 32.9% $1,463M % Total Revenue 28.5% 28.3% Q4 2024 Q4 2025 Q4 2024 Q4 2025 Q4 2025 Gross Margin Takeaways Q4 2025 SG&A Takeaways • Strong inventory management lead to reduced • Lower spending in stores, marketing, and fulfillment clearance markdowns • Shift of Credit Expense from SG&A to Other Revenue • Partially offset by Cost of Shipping headwinds with higher digital penetration 9

Adjusted Leverage Kohl’s reset leases on the balance sheet following the investment to roll out Sephora to all of our Stores (1) Net Debt + Leases to EBITDAR Leverage Rolling 12 months as of Q4 2025 • Current Balance Sheet / Lease Accounting is inflating our (Dollars in Millions) Unadjusted Adjusted Leverage Ratio (1) Adjusted EBITDA $ 1,210 $ 1,210 Rent Expense 271 271 Adjusted EBITDAR 1,481 1,481 • The balance sheet lease liability of $5.2B currently reflects the lease Current portion of long-term Debt 0 0 periods probable to be exercised, Borrowings under revolving credit facility 0 0 which averages 18 years Long-term Debt 1,436 1,436 Debt 1,436 1,436 • The lease payments for periods Less: Cash & Cash Equivalents (674) (674) actually exercised, is $2.3B, which Net Debt 762 762 averages 4 years Net Debt / EBITDA Leverage 0.6x 0.6x Contractually obligated payments for Finance & Financing Obligation Leases Current and long-term Fin Leases & Fin Obs 2,450 1,161 • When adjusting for the actual lease Contractually obligated payments for Current and long-term Operating Leases 2,744 1,182 Operating Leases periods exercised Kohl's Leverage Net Debt + Leases $ 5,956 $ 3,105 Ratio is reduced to 2.1x, down from the Unadjusted Ratio of 4.0x Net Debt + Leases / EBITDAR Leverage 4.0x 2.1x 10 (1) Adjusted EBITDA, Adjusted EBITDAR, and our Leverage Ratio (expressed as Net Debt + Leases / EBITDAR) are non-GAAP ﬁnancial measures of liquidity. Refer to the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Three Months Ended Consolidated Statement of Operations (Dollars in Millions) January 31, 2026 February 1, 2025 Net Sales $ 4,972 $ 5,175 Total Revenue 5,173 5,397 Gross Margin Rate 33.1% 32.9% SG&A 1,463 1,539 Depreciation 174 183 Impairments, Store Closings, and Other Costs 0 76 Operating Income 212 126 Interest Expense, net 59 74 Provision for Income Taxes 28 4 Net Income 125 48 Diluted EPS $ 1.07 $ 0.43 1 Adjusted Net Income (Non-GAAP) 125 106 1 Adjusted Diluted EPS (Non-GAAP) $ 1.07 $ 0.95 Q4 2025 Key Balance Sheet Items (Dollars in Millions) January 31, 2026 February 1, 2025 Key Metrics $ 674 $ 134 Cash and Cash Equivalents Merchandise Inventories 2,745 2,945 Accounts Payable 1,171 1,042 Borrowings under revolving credit facility 0 290 Current portion of Long-term debt 0 353 Long-term Debt 1,436 1,174 January 31, 2026 February 1, 2025 Key Cash Flow items (Dollars in Millions) Twelve Months Ended Twelve Months Ended Operating Cash Flow $ 1,380 $ 648 Capital Expenditures (372) (466) Free Cash Flow 1,008 182 Finance lease and Financing Obligations (83) (79) Proceeds from Financing Obligations 10 1 1 Adjusted Free Cash Flow (Non-GAAP) $ 935 $ 104 (1) Adjusted Operating Income, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Adjusted Free Cash Flow are non-GAAP ﬁnancial measures. Reconciliation for Free Cash Flow and Adjusted Free Cash Flow is above. Reconciliations for the other measures 11 can be found in the Appendix

2026 OUTLOOK & AREAS OF FOCUS 12

2026 Financial Outlook METRIC FULL YEAR GUIDANCE Net Sales Flat to (2%) vs. 2025 Comp Sales Flat to (2%) Adjusted 2.8% to 3.4% 1 Operating Margin Adjusted $1.00 to $1.60 1 Diluted EPS Capital Allocation Outlook • Capex: $350M to $400M • Dividend: $0.125 dividend payable on April 1, 2026 (1) The Company provides adjusted operating margin and adjusted diluted earnings per share on a non-GAAP basis and does not provide a reconciliation of the Company’s forward looking guidance to the most directly comparable GAAP ﬁnancial measures because of the 13 inherent diﬃculty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

Offer a Curated, More Balanced Assortment That Fulfills Needs Across All Customers Rebalance Our Assortment to Provide Improved Brand Clarity and Purpose • Investing in key styles and categories while reducing redundancy to ensure we have a purpose behind each product and brand • Broadening our denim assortment in Women’s with more styles and fit in addition to launching Office Edit by So. which will provide compelling assortment for dress and casual in Junior’s • Investing in key item programs in Men’s for proprietary brands like Tek Gear and Sonoma along with expanding successful brands like FLX with new offerings • Differentiate our Kid’s business by introducing proprietary brand merchandising statements that show an expanded assortment of under $10 entry price points in So. and Sonoma, expanding brands like Jumping Beans into Baby, and launching our new proprietary brand Sea & Skye in Q1 Build on Growth Initiatives • Successfully launched MAC, a leading makeup brand, in over 850 of our Sephora at Kohl's stores this month while driving newness by expanding proven brands like Tarte and Charlotte Tilbury • Implementing our in-store Deal Bars and Impulse Toy Towers, specifically designed to offer items like seasonal home decor and toys priced under $10 14

Reestablish Kohl’s as a Leader in Value and Quality Delivering More Consistent, Competitive Value • Took actions in 2025 to enhance our promotional strategies and increase brand eligibility in our coupons • Executing strategic adjustments that includes simplifying our promotional statements and deploying more personalized, real-time offers. This allows us to be significantly more targeted, rewarding our most loyal and deal-savvy customers, while ensuring a compelling value message breaks through to a broader customer base Unlocking the Full Power of Our Proprietary Brands • Increasing investments into our Proprietary brand inventory, marketing, and in-store experience • Amplifying our LC Lauren Conrad and Tek Gear brands by improving signage in stores, highlighting key styles with mannequins, and adding “find your fit” communication to help customers find the product and fit they desire • Expanding FLX to all stores in our Kid’s business by Q2 • Supporting our Proprietary brands through our “By Kohl’s” marketing campaign this spring to highlight the style, quality, fit, and aesthetic these brands deliver through strong cross-channel messaging and by creating a landing page on our website and app 15

Deliver a Frictionless Experience Across Our Omni-Channel Platforms Restore Trip Assurance • Increasing our inventory investments into depth, while simultaneously curating our choice counts for greater clarity and relevance • Successfully executed a substantially smoother transition of our spring receipts heading into 2026 which has led to a strong start for our Spring Seasonal categories Improve Inventory Allocation • Improving our inventory allocation processes to deliver a more consistent shopping experience and optimize our omni-channel fulfillment capabilities Enhance Digital Experience • Creating a seamless shopping experience by enhancing touch points across all digital platforms and elevating store-enabled services • Modernizing our site structure and foundational data architecture to ensure our digital ecosystem is discoverable, high performing, and fully prepared for a future driven by AI and agent technology 16

Capital allocation priorities support our goals of optimizing balance sheet flexibility Invest in the Business Continue to prioritize our investment in the business with $350 million to $400 million of Capital Expenditures in 2026 Optimizing Return of Cash We remain committed to returning capital to shareholders, with an annual cash dividend of $0.50 per share that supports continued balance sheet flexibility Reduce Debt Capitalizing on opportunities to further reduce our debt and overall leverage. Share Repurchases We intend to resume share repurchases over the long-term, using excess cash flow following an improvement in overall leverage 17

APPENDIX 18

Reconciliation 52 Weeks Ended Adjusted EBITDA January 31, 2026 (Dollars in Millions) Net Income (GAAP) $ 272 Provision for income taxes 64 Interest expense, net 288 Depreciation and amortization 700 (Gain) on legal settlement (129) Impairments, store closing and other costs 15 Adjusted EBITDA (Non-GAAP) $ 1,210 19

Reconciliation Operating Income Three Months Ended Twelve Months Ended (Dollars in Millions) January 31, 2026 February 1, 2025 January 31, 2026 February 1, 2025 Net Income (GAAP) $ 125 $ 48 $ 272 $ 109 Provision for Income Taxes 28 4 64 5 Interest expense, net 59 74 288 319 Operating Income (GAAP) 212 126 624 433 (Gain) on legal settlement 0 0 (129) 0 Impairment, store closing and other costs 0 76 15 76 Adjusted Operating Income (Non-GAAP) $ 212 $ 202 $ 510 $ 509 20

Reconciliation Net Income Three Months Ended Twelve Months Ended (Dollars in Millions) January 31, 2026 February 1, 2025 January 31, 2026 February 1, 2025 GAAP $ 125 $ 48 $ 272 $ 109 Impairments, store closing and other costs 0 76 15 76 (Gain) on legal settlement 0 0 (129) 0 Income tax impact of items noted above 0 (18) 28 (18) Adjusted (Non-GAAP) $ 125 $ 106 $ 186 $ 167 21

Reconciliation Diluted Earnings Per Share Three Months Ended Twelve Months Ended January 31, 2026 February 1, 2025 January 31, 2026 February 1, 2025 GAAP $ 1.07 $ 0.43 $ 2.38 $ 0.98 Impairments, store closing and other costs 0.00 0.69 0.13 0.69 (Gain) on legal settlement 0.00 0.00 (1.13) 0.00 Income tax impact of items noted above 0.00 (0.17) 0.24 (0.17) Adjusted (Non-GAAP) $ 1.07 $ 0.95 $ 1.62 $ 1.50 22